Reclamation and closure cost obligations	12 Months Ended
Dec. 31, 2023
RECLAMATION AND CLOSURE COST OBLIGATIONS [Abstract]
Reclamation and closure cost obligations	Reclamation and closure cost obligations
Changes to the reclamation and closure cost obligations are as follows:

(in millions of U.S. dollars)	Rainy River	New Afton	Cerro San Pedro (1)	Total
CHANGES TO RECLAMATION AND CLOSURE COST OBLIGATIONS
Balance – December 31, 2021	109.4	49.3	1.5	160.2
Reclamation expenditures	(1.7)	—	(2.3)	(4.0)
Unwinding of discount	2.3	0.9	—	3.2
Revisions to expected cash flows	(16.6)	(15.6)	2.1	(30.1)
Foreign exchange movement	(5.8)	(2.3)	—	(8.1)
Balance – December 31, 2022	87.6	32.3	1.3	121.2
Less: current portion of closure costs (Note 7)	(0.4)	—	(1.3)	(1.7)
Non-current portion of closure costs	87.2	32.3	—	119.5
Balance – December 31, 2022	87.6	32.3	1.3	121.2
Reclamation expenditures	(0.5)	—	(1.9)	(2.4)
Unwinding of discount	2.7	0.9	—	3.6
Revisions to expected cash flows	(0.8)	(0.8)	0.8	(0.8)
Foreign exchange movement	2.0	0.7	(0.1)	2.6
Balance – December 31, 2023	91.0	33.1	0.1	124.2
Less: current portion of closure costs (Note 7)	(0.8)	—	—	(0.8)
Non-current portion of closure costs	90.2	33.1	0.1	123.4
1.CSP's closure cost liabilities were substantially completed during the fourth quarter of 2023. The remaining post closure activities of monitoring and environmental consulting will be expensed to other gains and losses.
Each period the Company reviews cost estimates and other assumptions used in the valuation of the obligations at each of its mining properties and development properties to reflect events, changes in circumstances and new information available. Changes in these cost estimates and assumptions have a corresponding impact on the fair value of the obligation. The fair values of the obligations are measured by discounting the expected cash flows using a discount factor that reflects the risk-free rate of interest.
The Company prepares estimates of the timing and amount of expected cash flows when an obligation is incurred. Expected cash flows are updated to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; obligations realized through additional ore bodies mined; changes in the quantities of material in reserves and a corresponding change in the LOM plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment. The fair value of an obligation is recorded when it is incurred.
The majority of the expenditures are expected to occur between 2027 and 2032. The discount rate used in estimating the site reclamation and closure cost obligations was 3.0% as at December 31, 2023 (2022 – 3.3%), and the inflation rate used was 1.6% for the year ended December 31, 2023 (2022 – 2.1%).
Regulatory authorities in certain jurisdictions require that security be provided to cover the estimated reclamation and remediation obligations. As at December 31, 2023, letters of credit totaling $26.7 million (2022 - $27.5 million) and surety bonds totaling $146.2 million (2022 - $134.2 million) had been issued to various regulatory agencies to satisfy financial assurance requirements for this purpose. The letters of credit are secured by the revolving Credit Facility.